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CHINA AGRITECH

CHINA AGRITECH

Investor Presentation
March 2009

Safe Harbor Statement

This presentation contains statements that constitute forward-looking statements. These statements include descriptions regarding the intent, belief or current expectations of the Company or its officers with respect to the consolidated results of operations and financial condition of the Company. These statements can be recognized by the use of words such as “expects,” “plans,” “will,” “estimates,” “projects,” “intends,” or words of similar meaning. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ from those in the forward-looking statements as a result of various factors and assumptions. The Company has no obligation and does not undertake to revise forward-looking statements to reflect future events or circumstances.

Investment Highlights



- China's "green food" movement is growth catalyst
- 14 years of history selling organic fertilizers in Northeast China
- Newly launched granular fertilizers gaining a wider customer base
- Proprietary formulas designed for individual crops
- 3Q08 sales $17M (+44% YoY), EPS $0.14 (+34% YoY)
- Gross margin (ttm): 41%

Mission: to become the largest developer and manufacturer of organic fertilizers in China

CHINA AGRITECH

Company Overview



- 14 years of history selling organic fertilizers in Northeast China
- Rapidly expanding in Central, Southern and Western China (since 2006)
- Distribution partnership with *Sinochem*, China's largest fertilizer distributor
- Headquartered in Beijing with R&D and core ingredients centers to supply regional manufacturing facilities
- Total 13K-ton-capacity liquid organic fertilizer facilities in Beijing, Heilongjiang, Anhui, Chongqing and Xinjiang
- Target 200K-ton granular facilities in Anhui, Xinjiang and Heilongjiang
  - Recently completed 100K-ton capacity plant in Anhui

Organic fertilizers in China



- Total fertilizer market is $49B in China in 2006 (compound fertilizers: 27% vs. 50% in developed countries; organic fertilizer is 3% of total market)
- 2.6 million tons of organic fertilizers sold in 2002 and 11.4 million tons in 2007; CAGR of 35% from 2002 to 2007
- Limited supply of farmland in China – must increase hectare yield
- Increasing demand for livestock feed and organic "green" food
- Gov't policy in 2009 support affordability of fertilizers and lift livelihood of farmers:
  - Increase minimum purchase price of crops
  - Substantially increase agriculture subsidies
- Gov't fertilizer mandate: safety, efficacy and environmental friendliness
- Organic fertilizers 20% cheaper and environmentally safer than chemicals

Sources: China Daily; Goldman Sachs, Morgan Stanley and Roth Capital research notes

CAGC's Winning Formula


Nationally Certified Producer
Competitive Pricing
Proprietary Formulas & Superior Technology
Marketing-backed Expansion
A Strong and Leading Brand
Nationwide Production & Distribution
Strategic Plant Locations
Growth Potential in the Granular Market

Industry Chain



Beijing Agritech Fertilizer Technology Research Center

↓

Agritech's regional manufacturing facilities

↓

Regional distribution centers

↓

Nationwide retail network

Why Do Farmers Choose CAGC?



Proprietary formulations for local plant, soil and climate conditions

Benefits of Use

- Shorter harvest time
- Accelerated photosynthesis
- Improved root absorption
- Balanceable nutrition
- Enhanced anti-reversion force
- No hormones
- Ability to restore soil

Product Efficacy*	
Crop Type	Yield Increase
Wheat	15-30%
Maize	15-30%
Rice	8-20%
Soybean	10-20%
Peanuts	10-20%
Cotton	15-30%
Tobacco	13-25%
Watermelon	25-36%
Leafy Vegetables	15-40%
Potatoes	14-30%
Fruits	15-25%

Source: Company internal data

Proprietary Products




绿色生机


绿色生机

- Liquid organic jet-spray products
  - *Lvlingbao series*
  - *Tailong series*
  - *Green Vitality series*
  - *Customized solutions*
- General organic products
  - *Powder*
  - *Liquid*
- Drip products
  - *Powder*
  - *Liquid*
- Granular organic products
  - *High-nutrient content*
  - *Customized solutions*

Product Formulation

- Developed three world-leading core technologies:
  - extraction and purification of fulvic acid,
  - microelement deep complexing,
  - nano-honeycomb embedding technology
- Combination of humic acid, nitrogen, phosphorus, kalium, and other supplementary ingredients - may contain up to 30 active ingredients
- Humic acid is key: combines with other ingredients to enhance bioavailability
- Humic acid is derived from weathered coal:
  - Plentiful and easy to source
  - Inexpensive
  - Better environmentally than chemical fertilizers

Major Facilities



Subsidiary	Function	Manufactured Products	Annual Capacity (tons)
Harbin	Liquid fertilizer	Ivlingbao, tailong	5,000
Anhui	Liquid fertilizer Granular fertilizer	green vitality granular	2,000 100,000
Beijing	HQ, R&D Center, Liquid Fertilizer	green vitality, concentrates + finished products	2,000
Chongqing	Liquid Fertilizer	green vitality	2,000
Xinjiang	Liquid Fertilizer	green vitality	2,000

National-Level Distribution




RUSSIA
KAZAKHSTAN
MONGOLIA
KIRGIZSTAN
PAKISTAN
INNER MONGOLIA
GANSU
QINGHAI
Yellow River
NINGXIA
CHINA
TIBET
NEPAL
BHUTAN
INDIA
BANGLADESH
SICHUAN
SHAANXI
SHANXI
HEBEI
Beijing
Tianjin
LIAONING
JILIN
NORTH KOREA
SOUTH KOREA
Yellow Sea
SHANDONG
HENAN
JIANGSU
SHANGHAI
HUBEI
CHONGQING
Yangtze River
HUNAN
JIANGXI
ZHEJIANG
East China Sea
GUIZHOU
YUNNAN
GUANGXI
GUANGDONG
FUJIAN
TAIWAN
Hong Kong
Macau
South China Sea
HAINAN
VIETNAM
LAOS
BURMA
THAILAND
0 400 km

Xinjiang
2K-ton liquid
50K-ton granular

Chongqing
2K-ton liquid

Harbin
5k-ton liquid
50k-ton granular

Beijing HQ
2K-ton liquid
Core ingredient extraction & supply ctr.

Anhui
2K-ton liquid
100K-ton granular

Strategic locations facilitate supplies to farmlands as well as market expansion into Central and Southern China

Strong Marketing Programs



- Wide distribution channel via over 400 points in 26 provinces, excluding Sinochem's extensive network
- Strategic alliance with Sinochem, China's largest fertilizer distributor
  - CAGC is Sinochem's first liquid product supplier
  - Sinochem will distribute Green Vitality in southern and eastern provinces
- Sales personnel deployed at village level for local support
- Targeted print, radio, and TV advertising campaigns at the local level
- Promotion via the prestigious National Agro-Technical Extension & Service Center
- Overseas:
  - Certification testing in Egypt and Ukraine
  - First shipment to Egypt in Sept. 2008

Summary of Growth Strategy

Granules broaden product mix and add value

Using Sinochem partnership to expand footprint

Leader in China's organic fertilizer industry

Advertising expands brand awareness

Diversifying revenues in foreign markets

Targeted marketing heightens brand awareness

Accelerating growth via strategic M&As

Organic Growth Plus M&A

Experienced Management Team



- **Mr. Yu Chang – Chairman, President, CEO & Founder**
  - Formerly a regional head of the Agricultural Bank of China
  - Beneficial ownership of approximately 41.96% of outstanding shares as of March 2009
- **Mr. Ming Fang Zhu – Chief Operating Officer**
  - Senior manager at a Beijing Agritech subsidiary from 2006 to 2007; President from 2007-2009
  - State-certified Economist and has a law degree
- **Mr. Yau-Sing Gareth Tang - CFO**
  - Over 23 years of accounting, corporate finance and financial reporting experience
  - Formerly executive director and CFO of China Cable and Communication, Inc. (OTCBB)
  - Member of the Association of Chartered Certified Accountants in the U.K. and H.K.
- **Mr. Kelviz Lim Kok Siak - VP of Finance**
  - Member of Association of Chartered Certified Accountants (ACCA)
  - Graduated with honors from Multimedia University, Kuala Lumpur, Malaysia

Independent Board Directors



- **Mr. Gene Michael Bennett – Chair of the Audit Committee**
  - Over 25 years of experience as CFO, accounting and audit professor, and financial consultant
  - A partner at ProCFO, a California-based contract-CFO service for firms needing an interim CFO
  - CPA at Grant Thornton from 1982 to 1983 and MBA from Michigan State University
  - Currently pursuing a doctorate of business administration at City University of Hong Kong
- **Professor Lun Zhang Dai**
  - Renowned scholar in economics, finance and international relations
  - Economic policy adviser to the Chinese central bank
  - The first Chinese national to be elected a scholar at the U.N. Institute for Int'l Information Science
  - Helped establish 8 cement industry joint ventures in China, serving as senior financial consultant
- **Mr. Hai Lin Zhang**
  - VP of the Research Institute at the Chinese Academy of Agricultural Sciences (CAAS)
  - Involved in agricultural planning and development in numerous cities and provinces in China
  - B.A. in business management from Renmin University in Beijing

Revenue Growth



2008 Preliminary Revenues: $47 Million

2003-2007 CAGR 34.0%


$ Millions
$12.2
$15.9
$25.3
$29.5
$39.3
$30.0
$38.1
2003
2004
2005
2006
2007
9 Mo. '07
9 Mo. '08

CHINA AGRITECH

Operating Profit Growth

2003-2007 CAGR 37.4%


$ Millions
$5.7
$7.7
$12.5
$15.4
$20.3
$16.4
$17.7
2003
2004
2005
2006
2007
9 Mo. '07
9 Mo. '08

Net Income Growth



2008 Preliminary Net Income: $8.6 Million

2003-2007 CAGR 43.6%



$ Millions
$2.0
$3.8
$3.7
$5.3
$8.5
$7.1
$7.6
2003
2004
2005
2006
2007
9 Mo. '07
9 Mo. '08

EPS Growth



2008 Preliminary EPS: $0.35

2003-2007 CAGR 27%


USD
$0.15
$0.28
$0.26
$0.29
$0.39
$0.34
$0.31
2003
2004
2005
2006
2007
9 Mo. '07
9 Mo. '08

Zero-Debt Balance Sheet

(in '000s)		Sept. 30 2008		June 30 2008
Cash	$	5,265	$	7,388
Receivables		44,931		32,825
PPE, net		4,628		3,837
Current assets		68,183		60,618
Current liabilities		7,234		3,772
Stockholders' equity		61,735		58,114

Profit Margins



	3Q08*	2Q08	1Q08	2007	2006
Gross Margin	41%	51%	50%	52%	52%
Net Margin	20%	21%	16%	22%	18%

****3Q08 margin decline was due to the introduction of granules into the product mix; excluding granules, gross margin for liquids was 48%.***

Equity Snapshot



Symbol:	CAGC
Price (3/20/09):	$1.09
Market Cap:	$26.9M
Shares Outstanding:	24.7M
Revenues (ttm):	$47.1M
Revenue 5-Yr CAGR:	34%
Net Income (ttm):	$8.6M
EPS (ttm):	$0.35
P/E (ttm) :	3.1x

CHINA AGRITECH

Investment Highlights



- China's "green food" movement is growth catalyst
- 14 years of history selling organic fertilizers in Northeast China
- Newly launched granular fertilizers gaining a wider customer base
- Proprietary formulas designed for individual crops
- 3Q08 sales $17M (+44% YoY), EPS $0.14 (+34% YoY)
- Gross margin (ttm): 41%

Mission: to become the largest developer and manufacturer of organic fertilizers in China

Thank You!



Company Contact:

China Agritech, Inc.

Mr. Kelviz Kok Siak Lim

Phone: +86-10-5962-1220

Email: kelviz@chinaagritech.com

Investor Relations:

Grayling

Mr. Kevin Theiss / Valentine Ding

Phone: +1-646-284-9409

Email: ktheiss@hfgcg.com

CHINA AGRITECH